EXHIBIT J(1)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "General Information-Independent Auditors" and to the use of our report dated June 4, 2001, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-40771) of Comstock Funds, Inc.

                                                        /s/ ERNST & YOUNG LLP

                                                            ERNST & YOUNG LLP

New York, New York
August 24, 2001